                        OPPENHEIMER GLOBAL FUND
                  Supplement dated May 5, 2006 to the
                   Prospectus dated January 27, 2006

This supplement amends the Prospectus of Oppenheimer Global Fund (the
"Fund") and is in addition to any existing supplements.

The section entitled "How to Sell Shares - Redemption Fee" on page 31 is revised by deleting the first bullet point in its entirety and replacing it with the following:

o     held in omnibus accounts of certain financial intermediaries, such as a broker-dealer or a retirement plan fiduciary if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee.  However, account holders whose investments in the Fund are held in omnibus
      accounts through certain other financial intermediates may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms in this prospectus but that may differ in certain details.  For certain retirement plans treated as omnibus accounts by the Fund's Transfer Agent, the redemption fee may be charged on participant initiated exchanges or redemptions.  Shares held in retirement plans that are not in omnibus accounts, such as Oppenheimer-sponsored retirement plans,
      IRAs, and 403(b)(7) plans are also subject to the redemption fee.  You should consult with your financial intermediary or retirement plan provider for more details on this redemption fee.

May 5, 2006                                           PS0330.039